EXHIBIT 99.1

Know Labs, Inc. Announces NYSE American Listing Approval

SEATTLE – Sept. 13, 2022 – Know Labs, Inc. (OTCQB: KNWN), an emerging leader of non-invasive medical diagnostic technology, today announced that, subject to official authorization and meeting all requirements (including the price requirement) at the time of listing, the Company has been approved to uplist to the NYSE American Exchange in conjunction with an underwritten public offering of the Company’s common stock. Upon the start of trading on the NYSE American, the ticker symbol for Know Labs’ common stock will change from “KNWN” to “KNW” and the Company’s common stock will cease trading on the over-the-counter (OTC) market. The stock is expected to commence trading on NYSE American at the opening of trading on September 16, 2022.

“The Know Labs team has been working hard to build what we believe will be the first non-invasive FDA-cleared blood glucose monitoring device,” said Ron Erickson, Know Labs Chairman. “The uplist to a major national exchange is consequence of their work. I would like to thank our team members for their effort and our shareholders for their continued support. We remain focused on transforming the medical diagnostics industry.”

About Know Labs, Inc.

Know Labs, Inc. is a public company whose shares trade under the stock symbol “KNWN.” The Company’s technology uses spectroscopy to direct electromagnetic energy through a substance or material to capture a unique molecular signature. The Company refers to its technology as Bio-RFID™. The Bio-RFID technology can be integrated into a variety of wearable, mobile or bench-top form factors. This patented and patent-pending technology makes it possible to effectively identify and monitor analytes that could only previously be performed by invasive and/or expensive and time-consuming lab-based tests. The first application of our Bio-RFID technology will be in a product marketed as a non-invasive glucose monitor. It will provide the user with real-time information on blood glucose levels. This product will require U.S. Food and Drug Administration approval prior to its introduction to the market.

Safe Harbor Statement

This release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of Know Labs, Inc., its directors or its officers with respect to, among other things: (i) financing plans; (ii) trends affecting its financial condition or results of operations; (iii) growth strategy and operating strategy; and (iv) performance of products. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Know Labs, Inc.’s ability to control, and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2021, Forms 10-Q and 8-K, and in other filings we make with the Securities and Exchange Commission from time to time. These documents are available on the SEC Filings section of the Investor Relations section of our website at www.knowlabs.co. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Know Labs, Inc. Contact:

Jordyn Hujar

jordyn@knowlabs.co

Ph. (206) 629-6414

Linhart PR for Know Labs Media Inquiries:

Mallory West

mwest@linhartpr.com

Ph. (317) 439-3173